SUPPLEMENT DATED JUNE 29, 2010
TO
PROSPECTUS DATED APRIL 30, 2010
FOR COMPASS G

ISSUED BY SUN LIFE ASSURANCE COMPANY OF CANADA (U.S.)
SUN LIFE OF CANADA (U.S.) VARIABLE ACCOUNT D

The “Selection of the Annuity Commencement Date” section is hereby deleted and replaced with the following:

The Owner (or you, if permitted by your plan) selects the Annuity Commencement Date at the time your Account is established. The Owner (or you, if permitted by your plan) may change the Annuity Commencement Date by sending us written notice, with the following limitations:

●	The Annuity Commencement Date must always be the first day of a calendar month.

●	We must receive the notice, in good order, at least 30 days before the current Annuity Commencement Date.

●	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

●	The latest possible Annuity Commencement Date (“maximum Annuity Commencement Date”) is the first day of the month following your 95th birthday.

There may be other restrictions on the selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. For example, in most situations, current law requires that the Annuity Commencement Date for a Qualified Contract must be no later than April 1 following the year the Annuitant reaches age 70½ (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70½).

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Compass G (US) 6/2010